UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023 (January 23, 2023)

TREAN INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

As previously disclosed, on December 15, 2022, Trean Insurance Group, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Treadstone Parent Inc., a Delaware corporation (“Parent”), and Treadstone Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver (in accordance with the terms of the Merger Agreement) of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, effective as of the effective time of the Merger.

At 11:59 p.m. Eastern Time on January 23, 2023, the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. However, the closing of the Merger remains subject to the satisfaction or waiver (in accordance with the terms of the Merger Agreement) of the other closing conditions set forth in the Merger Agreement, including the requisite adoption of the Merger Agreement and approval of the Merger by the Company’s stockholders pursuant to the Merger Agreement and the receipt of all required insurance regulatory approvals (or the applicable regulatory authorities’ non-objection to requests for exemptions in respect thereof), among others. As previously disclosed, the Merger is expected to close in the first half of 2023.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed transaction; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that are described in the preliminary proxy statement that was filed with the SEC and that will be described in the definitive proxy statement that will be filed with the SEC (if and when it becomes available from the sources indicated below), including any considerations taken into account by the Special Committee (as defined in the Merger Agreement) and the Board of Directors (as defined in the Merger Agreement) in approving the merger agreement and recommending to the Company’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here, and the discussion of risks and uncertainties presented in the proxy statement, is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company filed a preliminary proxy statement on Schedule 14A with the SEC on January 19, 2023. The Company and Parent jointly filed a transaction statement on Schedule 13E-3 with the SEC on January 19, 2023. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers, and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2023

TREAN INSURANCE GROUP, INC.

By:	/s/ Nicholas J. Vassallo
Name:	Nicholas J. Vassallo
Title:	Chief Financial Officer